Unaudited pro forma consolidated and
combined financial data
The following unaudited pro forma consolidated and combined financial information is based on our audited and unaudited consolidated and combined financial statements adjusted to illustrate the pro forma effect of the following proposed transactions by Libbey Inc. and its subsidiaries: (1) the acquisition of the 51% equity interest in Libbey Inc.’s Mexican joint venture (“Crisa”) with Vitro, S.A. de C.V. (“Vitro”) currently held by Vitro (the “acquisition”) and (2) certain refinancing transactions, including (a) the repayment of amounts outstanding under Libbey Inc.’s existing senior secured credit facility, (b) the redemption of Libbey Inc.’s outstanding senior notes, (c) the repayment of existing indebtedness of Crisa, (d) the refinancing of the euro-denominated working capital line of credit of Libbey Inc.’s wholly owned subsidiary Libbey Europe B.V. and (e) the payment of related fees, expenses and redemption premiums (the “refinancing” and, together with the acquisition, the “transactions”). The terms “Libbey,” the “Company,” “we,” “us” and “our” refer to Libbey Inc. and its subsidiaries.
The unaudited pro forma consolidated and combined balance sheet gives effect to the transactions as if they had occurred on March 31, 2006. The unaudited pro forma consolidated and combined statements of operations for the year ended December 31, 2005, for the three months ended March 31, 2005 and 2006 and for the twelve months ended March 31, 2006 give effect to the transactions as if they had occurred on January 1, 2005.
The unaudited pro forma adjustments are based upon currently available information and certain assumptions that we believe to be reasonable under the circumstances. The pro forma adjustments reflect our preliminary estimates of the purchase price allocation under step acquisition accounting, which are expected to change upon finalization of appraisals and other valuation studies that we will arrange to obtain and the completion of our plan to restructure certain manufacturing operations and reduce headcount at Crisa. The final allocation will be based on our actual assets and liabilities that exist as of the date of the completion of the transactions. Any additional purchase price allocation to inventory for production profit would impact cost of goods sold subsequent to the acquisition. Any additional purchase price allocation to property, plant and equipment or other finite-lived intangible assets would result in additional depreciation and amortization expense, which may be significant. Additionally, the structure of the transactions and certain tax planning that we may undertake in connection with the transactions and subsequent tax filings may impact income tax costs.
The unaudited pro forma consolidated and combined financial information is for informational purposes only and is not intended to represent the consolidated and combined results of operations or financial position that we would have reported had the transactions been completed as of the date presented, and should not be taken as representative of our future consolidated results of operations or financial position.

Unaudited pro forma consolidated and combined balance sheet

As of March 31, 2006	Libbey	Crisa	Acquisition	Refinancing		Pro forma
(Dollars in thousands)	Historical(a)	Historical(b)	Adjustments(c)	Adjustments(d)	Reclasses(e)	as adjusted

Assets

Current assets:
Cash	$6,502	$3,863	$—	$(7,365)	$—	$3,000
Accounts receivable— net	72,244	23,063	(115)		(3,923)	91,269
Inventories— net	121,388	46,896	(3,625)	—	—	164,659
Deferred taxes	8,744	—	—	—	—	8,744
Prepaid and other current assets	5,494	15,665	—	(2,306)	—	18,853

Total current assets	214,372	89,487	(3,740)	(9,671)	(3,923)	286,525
Other assets:
Repair parts inventories	8,457	—	—	—	—	8,457
Investments	77,489	—	(77,489)	—	—	—
Intangible pension asset	17,251	2,520	(2,520)	—	—	17,251
Software— net	4,536	—	—	—	—	4,536
Deferred taxes	—	6,406	(6,406)	—	—	—
Other assets	5,483	4,427	—	8,237	—	18,147
Purchased intangible assets— net	10,440	—	19,584	—	—	30,024
Goodwill— net	51,068	—	123,443	—	—	174,511

Total other assets	174,724	13,353	56,612	8,237	—	252,926
Property, plant and equipment— net	215,118	81,132	(11,313)	—	—	284,937

Total assets	$604,214	$183,972	$41,559	$(1,434)	$(3,923)	$824,388

Liabilities and Shareholders’ Equity

Current liabilities:
Notes payable	$11,167	$13,779	$—	$(24,946)	$—	$—
Accounts payable	40,070	28,474	(11)	—	(3,142)	65,391
Accounts payable to Vitro	—	21,203	(2,500)	—	(781)	17,922
Salaries and wages	14,344	—	—	—	1,694	16,038
Derivative liability	67	—	—	—	—	67
Accrued liabilities	40,679	9,056	—	(5,735)	(1,694)	42,306
Deferred taxes	—	7,542	1,535	—	—	9,077
Special charges reserve	1,138	—	2,708	—	—	3,846
Long-term debt due within one year	825	17,810	—	(18,635)	—	—

Total current liabilities	108,290	97,864	1,732	(49,316)	(3,923)	154,647
Long-term debt	272,343	38,358	—	131,908	—	442,609
Pension liability	56,097	35,069	(19,463)	—	—	71,703
Nonpension postretirement benefits	45,330	—	—	—	—	45,330
Other long-term liabilities	5,334	—	(421)	—	—	4,913

Total liabilities	487,394	171,291	(18,152)	82,592	(3,923)	719,202
Total shareholders’ equity	116,820	12,681	59,711	(84,026)	—	105,186

Total liabilities and shareholders’ equity	$604,214	$183,972	$41,559	$(1,434)	$(3,923)	$824,388

Notes to unaudited pro forma consolidated and combined balance sheet
(Dollars in thousands)

(a)	Reflects the unaudited consolidated balance sheet of Libbey as of March 31, 2006.

(b)	Reflects the unaudited combined balance sheet of Crisa as of March 31, 2006.

(c)	Represents the preliminary goodwill created by the excess of purchase price over the estimated fair value of assets acquired and liabilities assumed as a result of the following assumed purchase price allocation:

Inferred enterprise purchase price(1)	$156,863
Less: assets received/liabilities forgiven(2)	(6,560)
Add: estimated direct acquisition costs(3)	4,000

Aggregate enterprise purchase price	154,303
Add: fair value liabilities assumed(4)	154,526
Less: fair value assets acquired(5)	(216,716)

Inferred goodwill of 51% purchase	92,113
Equity interest acquired	51%

Preliminary goodwill of 51% purchase	46,978
Adjustments to step acquisition accounting(6):
Less: adjustment to inventories— net(7)	967
Add: adjustments to property, plant and equipment(8)	1,470
Less: net adjustment to pension asset and liability(9)	(8,251)
Add: adjustment to intercompany liability forgiven(2)	1,225
Add: adjustment to deferred taxes(10)	11,707

Total adjustments	7,118
Add: goodwill recorded on existing 49% ownership interest (11)	69,347

Enterprise goodwill	$123,443

(1)	Reflects $80,000 for the acquisition.

(2)	Represents the fair value of assets that Crisa had not recorded on its historical balance sheet (racks and conveyors of $3,000) and to which Crisa will be granted title pursuant to the purchase agreement, less the fair value of liabilities forgiven as part of the purchase contract ($1,060 in Libbey profit sharing liability to Vitro and $2,500 in Crisa intercompany payable to Vitro).

(3)	Represents estimated direct acquisition costs, including financial, advisory, legal, accounting and other costs.

(4)	Represents the fair value of liabilities assumed to which step acquisition accounting is applied.

Crisa March 31, 2006 historical total liabilities	$171,291
Less: Book value of Taller liabilities(i)	(114)
Add: Adjustment to fair value of severance obligation(ii)	2,708
Less: Adjustment to fair value of pension liability(iii)	(19,359)

Fair value of liabilities assumed	$154,526

(i)	The following amounts relate to the Taller business line, which specializes in the production of custom made crystal. This business is specifically excluded from the acquisition. Amounts are removed from the pro forma balance sheet as they are included in the Crisa Historical balance sheet. Amounts agree to the acquisition adjustment column unless otherwise noted. See the following reconciliation of the Taller net assets:

Accounts receivable— net	$115
Inventories— net*	299
Property, plant and equipment— net**	209
Accounts payable	(11)
Pension liability***	(103)

Net assets	$509

*	See footnote (c)(7).

**	See footnote (c)(8).

***	See footnote (c)(9).

(ii)	See footnote (c)(13).

(iii)	See footnote (c)(9).

(5) Represents the fair value of assets acquired to which step acquisition accounting is applied.

Crisa March 31, 2006 historical total assets	$183,972
Less: Taller total assets(i)	(623)
Less: Adjustment to fair value of property, plant and equipment(ii)	(975)
Add: Adjustment to fair value of identified intangibles (iii)	38,400
Less: Adjustment to fair value of intangible pension asset (iv)	(2,520)
Less: Adjustment to fair value of deferred financing fees (v)	(1,538)

$216,716

(i)	See footnote (c)(4)(i).

(ii)	Represents the net of assets granted to Crisa in the acquisition by Vitro, the removal of the Taller fixed assets and the step acquisition adjustment to fair value. See footnote (c)(8).

(iii)	Represents the inferred enterprise value of the identifiable intangible assets described in footnote (c)(12).

(iv)	See footnote (c)(9).

(v)	See footnote (d)(2).

(6)	Adjustments required to record assets and liabilities at acquired fair value subsequent to the application of step acquisition accounting. These items were recorded for assets acquired and liabilities assumed at 100% of fair value, as well as, assets and liabilities created in purchase accounting.

(7)	The following reflects fair value adjustments to inventories resulting from the transactions:

Amount of inventory adjustment recorded against equity(i)	$(2,359)
Amount of inventory adjustment recorded against goodwill (ii)	(967)

Adjustment to record Crisa inventory at fair value	$(3,326)

(i)	Represents the writedown to fair value of inventory related to the restructuring of Plant C attributable to Libbey’s existing 49% interest as a result of Libbey’s plan to close the facility.

(ii)	Represents the difference between the appraised fair value of the 51% interest acquired and the historical carrying value.

The following reconciles the individual inventory adjustments to the total and combined adjustment as reflected in the Pro forma Acquisition Adjustments column of the unaudited pro forma consolidated balance sheet:

Adjustment to record Crisa inventory at fair value	$(3,326)
Adjustment to remove Taller inventory	(299)

Total adjustment to inventories — net	$(3,625)

(8)	The following reflects adjustments to property, plant and equipment arising from the transactions:

Step acquisition adjustment to fair value(i)	$(278)
Adjustment to reflect assets granted in purchase at fair value(ii)	1,470
One time charge for write down of Plant C(iii)	(12,296)
Remove Taller fixed assetsiv)	(209)

Total property, plant and equipment adjustments	$(11,313)

(i)	Represents the difference between the appraised fair value of the 51% interest acquired and the historical carrying value.

(ii)	Represents the assets granted to Crisa through the purchase contract (assets not recorded in the historical Crisa records) at 100% of the fair value. The fair value of the racks and conveyors granted upon purchase were valued at $3,000. Due to the fact these assets were granted as part of the purchase contract, Crisa will record the entire fair value on its opening balance sheet, instead of 51% of the fair value applied in step acquisition accounting. Since 51% was previously recorded, this adjustment is required to record the remaining 49%.

(iii)	Represents the writedown to fair value of Plant C attributable to Libbey’s existing 49% interest as a result of Libbey’s plan to close the facility.

(iv)	See footnote (c)(4)(i).

(9)	The following reflects adjustments to pension liabilities arising from the transactions:

Elimination of intangible pension asset(i)	$(2,520)
Reduction of pension liability (including Taller of $103) (ii)	19,463

Total pension adjustments	$16,943

(i)	Represents the elimination of the intangible pension asset principally as a result of Vitro retaining the pension obligation for Crisa retirees and step acquisition adjustments pertaining to the obligation for active Crisa employees.

(ii)	Principally represents the elimination of the pension liability associated with Crisa retirees.

(10)	The following reflects adjustments to deferred income taxes arising from the transactions:

Reclassification of deferred tax asset to deferred tax liability(i)	$(6,406)
Effect of step acquisition adjustments impacting goodwill (ii)	11,707
Effect of one time charges(iii)	(3,766)

Total deferred tax adjustments	$1,535

(i)	Represents the reclassification of Crisa’s deferred tax asset to deferred tax liability in conformity with Libbey Policy.

(ii)	Represents the deferred tax effects of temporary differences resulting from the application of step acquisition adjustments to certain Crisa assets and liabilities.

(iii)	Principally reflects the tax benefit associated with one time charges related to the transactions including the writedown of Plant C fixed assets and the reversal of the increase in inventory to fair value and the writedown of certain inventories to fair value due to exiting certain product lines.

(11)	The following reconciliation represents the original investment balance related to the 49% investment in Crisa. The investment was eliminated with the purchase price allocation and the following represents the adjustments to the pro-forma balance sheet:

Amount allocated to goodwill(i)	$69,347
Reversal of the fair value of the guarantee of Crisa debt (ii)	421
Amount allocated to equity(iii)	7,721

$77,489

(i)	Represents the goodwill reflected in the Company’s existing 49% equity investment in Crisa.

(ii)	Represents the elimination of the fair value of Libbey’s loan guarantee which expires upon the consummation of the transactions.

(iii)	Represents the elimination of Libbey’s 49% interest in Crisa’s shareholders’ equity.

(12)	The following summarizes the acquisition of 51% of the appraised fair value of Crisa’s identifiable intangible assets which have been recorded in connection with the transactions.

Trademarks and tradenames	$8,160
Patented technology	1,122
Customer relationships	9,282
Covenants not-to-compete	1,020

Total	$19,584

(13)	Represents the estimated $2,708 statutory severance obligation resulting from the Company’s plan to close Crisa’s Plant C, restructure certain manufacturing operations and reduce headcount shortly after the transactions are consummated. The obligation has been accounted for in accordance with EITF 95-3 “Recognition of liabilities in connection with a purchase business combination”.

(14)	The following reconciles the equity impact of the purchase price allocation:

Aggregate purchase price(i)	$78,694
Less: Taller net assets(ii)	(509)
Add: Impact of deferred tax liability from equity effect of purchase accounting(iii)	3,766
Less: Equity impact of reduction in property, plant and equipment related to restructuring of Plant C(iv)	(12,296)
Less: Equity impact of the write-off of the historical equity investment(v)	(7,721)
Less: Adjustment to Inventories — net(vi)	(2,359)
Add: Other	136

Net equity impact	$59,711

(i)	Represents 51% of $154,303 aggregate purchase price as calculated in the initial table in note (c).

(ii)	See footnote (c)(4)(i).

(iii)	See footnote (c)(10).

(iv)	See footnote (c)(8).

(v)	See footnote (c)(11).

(vi)	See footnote (c)(vi).

(d)	(1) The adjustments for the transactions relate to financing of the acquisition, the refinancing, the write-off of the unamortized deferred financing fees relating to current Libbey and Crisa debt being refinanced and the recording of additional deferred financing fees.

The following reconciles the refinanced debt balance adjustment with the other account adjustments as detailed below:

Amounts to be refinanced:
Notes payable(i)	$24,946
Accrued liabilities(ii)	4,544
Long-term debt due within one year(iii)	18,635

Total amounts to be refinanced	$48,125
Purchase price of 51% of Vitrocrisa(iv)	84,000
Acquisition costs(v)	14,000

Total amounts to be paid or refinanced	$146,125
Sources of cash used to repay existing debt:
Cash(vi)	$7,365
Prepaid and other current assets(vii)	2,306
Other assets(viii)	2,252

Total sources of cash	$11,923
Value assigned to warrants issued in connection with the senior subordinated secured pay-in-kind notes	(2,294)

Total incremental long-term debt	$131,908

(i)	Represents the sum of the notes payable accounts included in Libbey Historical and Crisa Historical columns that will be refinanced once the transactions are closed. $11,167 of this balance relates to Libbey and $13,779 relates to Crisa.

(ii)	Represents the sum of the accrued interest amounts included accrued liabilities account in the Libbey Historical and Crisa Historical columns that will be refinanced once the transactions are closed. $2,713 of this balance relates to Libbey and $1,831 relates to Crisa.

(iii)	Represents the sum of the long-term debt due within one-year accounts included in the Libbey Historical and Crisa Historical columns that will be refinanced once the transactions are closed. $825 of this balance relates to Libbey and $17,810 relates to Crisa.

(iv)	Represents the $80,000 purchase price of Crisa plus the anticipated $4,000 of acquisition fees. See the inclusion of this amount in shareholders’ equity below.

(v)	Represents the anticipated refinancing fees related to the transactions. This amount is recorded in Other assets. See the reconciliation of Other assets below.

(vi)	Represents the cash used to repay existing debt prior to the transactions. $4,502 of this balance relates to Libbey and $2,863 relates to Crisa.

(vii)	Represents a deposit Crisa has recorded which, per current contracts, will be refunded upon repayment of the existing debt.

(viii)	Represents a deposit Crisa has recorded which, per current contracts, will be refunded upon repayment of the existing debt. This amount is included in the Other assets adjustment of $8,237. See reconciliation below.

(2)	The following reconciles the Other assets adjustment:

Write-off of unamortized Crisa deferred financing fees(i)	$(1,538)
Write-off of unamortized Libbey deferred financing fees (i)	(1,973)
Refund of deposit upon repayment of debt(ii)	(2,252)
Deferred financing fees recorded for the transactions (iii)	14,000

Total Other assets	$8,237

(i)	Represents a write-off of deferred financing fees on the historical balance sheets for Crisa and Libbey, respectively, which are being removed and charged to equity (net of deferred tax) due to the Refinancing.

(ii)	See footnote (d)(1)(viii).

(iii)	These are the anticipated financing fees expected to be incurred in the refinancing.

(3)	The following reconciles the decrease in Shareholders’ Equity:

Purchase price of 51% of Vitrocrisa(i)	$84,000
Write-off of unamortized Crisa deferred financing fees (ii)	1,077
Write-off of unamortized Libbey deferred financing fees (ii)	1,243
Value assigned to warrants issued in connection with the senior subordinated secured pay-in-kind notes	(2,294)

Total adjustment to Shareholders’ equity	$84,026

(i)	See footnote (d)(1)(iv).

(ii)	See footnote (d)(2)(i).

(e)	The following adjustments are recorded to eliminate certain intercompany balances and to reclassify amounts to conform presentation:

(1)	Eliminates the intercompany receivable amount of $3,923 including in Accounts receivable— net with the intercompany payable amounts of $3,142 and $781 included in Accounts payable and Accounts payable to Vitro, respectively.

(2)	Reclassifies certain amounts related to the salary and wage accrual from accrued liabilities to salaries and wages. This is done to conform Crisa’s presentation with that of Libbey.

Unaudited pro forma consolidated and combined statements of operations

Year ended
December 31, 2005	Libbey	Crisa	Acquisition	Refinancing	Pro forma as
(Dollars in thousands)	Historical(a)	Historical(b)	Adjustments(c)	Adjustments(d)	adjusted

Net sales	$568,133	$190,178	$(31,186)	$—	$727,125
Freight billed to customers	1,932	—	—	—	1,932

Total revenue	570,065	190,178	(31,186)	—	729,057
Cost of sales	483,523	161,670	(43,391)	—	601,802

Gross profit	86,542	28,508	12,205	—	127,255
Selling, general and administrative expenses	71,535	24,713	(2,341)	—	93,907
Special charges	23,924	—	—	—	23,924

(Loss) income from operations	(8,917)	3,795	14,546	—	9,424
Equity (loss) earnings— pretax	(4,100)	—	4,100	—	—
Other income	2,567	(1,284)	(1,148)	—	135

(Loss) earnings before interest, income taxes and minority interest	(10,450)	2,511	17,498	—	9,559
Interest expense(e)	15,255	8,423	(676)	33,373	56,375

(Loss) income before income taxes and minority interest	(25,705)	(5,912)	18,174	(33,373)	(46,816)
(Credit) provision for income taxes	(6,384)	1,896	3,260	(11,867)	(13,095)
Minority interest	34	—	—	—	34

Net loss	$(19,355)	$(7,808)	$14,914	$(21,506)	$(33,755)

Three months ended
March 31, 2005	Libbey	Crisa	Acquisition	Refinancing	Pro forma as
(Dollars in thousands)	Historical(a)	Historical(b)	Adjustments(c)	Adjustments(d)	adjusted

Net sales	$129,784	$45,156	$(7,724)	$—	$167,216
Freight billed to customers	497	—	—	—	497

Total revenue	130,281	45,156	(7,724)	—	167,713
Cost of sales	109,242	36,492	(11,461)	—	134,273

Gross profit	21,039	8,664	3,737		33,440
Selling, general and administrative expenses	17,954	6,061	(546)	—	23,469
Special charges	2,997	—	—	—	2,997

Income from operations	88	2,603	4,283		6,974
Equity earnings— pretax	554	—	(554)	—	—
Other income	301	60	(441)	—	(80)

Earnings before interest, income taxes and minority interest	943	2,663	3,288	—	6,894
Interest expense(e)	3,378	1,555	(169)	9,422	14,186

(Loss) income before income taxes and minority interest	(2,435)	1,108	3,458	(9,422)	(7,292)
(Credit) provision for income taxes	(803)	306	1,088	(3,350)	(2,759)
Minority interest	15	—	—	—	15

Net (loss) income	$(1,647)	$802	$2,370	$(6,072)	$(4,548)

Three months ended
March 31, 2006	Libbey	Crisa	Acquisition	Refinancing	Pro forma as
(Dollars in thousands)	Historical(a)	Historical(b)	Adjustments(c)	Adjustments(d)	adjusted

Net sales	$134,866	$47,566	$(6,787)	$—	$175,645
Freight billed to Customers	457	—	—	—	457

Total revenue	135,323	47,566	(6,787)	—	176,102
Cost of sales	113,177	38,180	(10,174)	—	141,183

Gross profit	22,146	9,386	3,387	—	34,919
Selling, general and administrative expenses	19,086	5,721	(593)	—	24,214

Income from operations	3,060	3,665	3,980	—	10,705
Equity earnings— pretax	1,065	—	(1,065)	—	—
Other income	396	878	(408)	—	866

Earnings before interest, income taxes and minority interest	4,521	4,543	2,507	—	11,571
Interest expense(e)	3,609	2,367	(169)	8,118	13,925

Income (loss) before income taxes and minority interest	912	2,176	2,676	(8,118)	(2,354)
Provision (credit) for income taxes	301	479	880	(2,887)	(1,227)
Minority interest	96	—	—	—	96

Net income (loss)	$515	$1,697	$1,796	$(5,231)	$(1,223)

Twelve months ended
March 31, 2006	Libbey	Crisa	Acquisition	Refinancing	Pro forma as
(Dollars in thousands)	Historical(a)	Historical(b)	Adjustments(c)	Adjustments(d)	adjusted

Net sales	$573,215	$192,588	$(30,249)	$—	$735,554
Freight billed to customers	1,892	—	—	—	1,892

Total revenue	575,107	192,588	(30,249)	—	737,446
Cost of sales	487,458	163,358	(42,104)	—	608,712

Gross profit	87,649	29,230	11,855	—	128,734
Selling, general and administrative expenses	72,667	24,373	(2,388)	—	94,652
Special charges	20,927	—	—	—	20,927

(Loss) income from operations	(5,945)	4,857	14,243	—	13,155
Equity loss— pretax	(3,589)	—	3,589	—	—
Other income	2,662	(466)	(1,115)	—	1,081

(Loss) earnings before interest, income taxes and minority interest	(6,872)	4,391	16,717	—	14,236
Interest expense(e)	15,486	9,235	(676)	32,069	56,114

Loss before income taxes and minority interest	(22,358)	(4,844)	17,393	(32,069)	(41,878)
(Credit) provision for income taxes	(5,280)	2,069	3,052	(11,404)	(11,563)
Minority interest	115	—	—	—	115

Net loss	$(17,193)	$(6,913)	$14,341	$(20,665)	$(30,430)

Notes to unaudited pro forma consolidated and combined statements of operations
(Dollars in thousands)

(a)	Libbey Historical amounts are derived from: 1) the audited consolidated statement of operations for the year ended December 31, 2005; 2) the unaudited consolidated statement of operations for the three months ended March 31, 2005; and 3) the unaudited consolidated statement of operations for the three months ended March 31, 2006.

(b)	Crisa Historical amounts are derived from: 1) the audited combined statement of operations for the year ended December 31, 2005; 2) the unaudited condensed combined statement of operations for the three months ended March 31, 2005; and 3) the unaudited condensed combined statement of operations for the three months ended March 31, 2006.

(c)	Reflects the following pro forma acquisition and related step acquisition accounting adjustments:

				Last
		Three	Three	twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
(Dollars in thousands)	2005	2005	2006	2006

Sales from Crisa to Libbey(i)	$(29,667)	$(7,377)	$(6,420)	$(28,710)
Taller(ii)	(1,519)	(347)	(367)	(1,539)

Net sales	$(31,186)	$(7,724)	$(6,787)	$(30,249)

Cost of sales:
Pension(iii)	$(3,779)	$(945)	$(1,319)	$(4,153)
Rent expense(iv)	(939)	(235)	(235)	(939)
Libbey technical assistance(v)	(1,110)	(284)	(296)	(1,122)
Taller(ii)	(1,063)	(264)	(261)	(1,060)
Depreciation(vi)	(3,277)	(1,422)	(863)	(2,718)
Sales from Crisa to Libbey(i)	(33,223)	(8,311)	(7,200)	(32,112)

Cost of sales	$(43,391)	$(11,461)	$(10,174)	$(42,104)

Selling, general and administrative expenses:
General manager(vii)	$(500)	$(125)	$(125)	$(500)
Vitro management fee charges(viii)	(2,593)	(615)	(643)	(2,621)
Taller(ii)	(280)	(64)	(83)	(299)
Amortization of purchased intangibles(ix)	1,032	258	258	1,032

Selling, general and administrative expenses	$(2,341)	$(546)	$(593)	$(2,388)

Elimination of Crisa loss (earnings) accounted for under equity method of accounting(x)	$4,100	$(554)	$(1,065)	$3,589

Other income:
Libbey technical assistance(v)	$(1,110)	$(284)	$(296)	$(1,122)
Other	(38)	(157)	(112)	7

Total other income	$(1,148)	$(441)	$(408)	$(1,115)

Interest expense:
Loan guarantee fees(xi)	$(676)	$(169)	$(169)	$(676)

Income tax on the pro forma adjustments(xii)	$3,260	$1,088	$880	$3,052

(i)	Elimination of Crisa sales to Libbey. These sales are covered under a distribution agreement whereby Libbey has the sole distribution rights on sales into the U.S. and Canada. The related profits on these sales are split between Libbey and Vitro. The difference between sales value and cost represents the profit sharing payment to Vitro that will be retained by Libbey as a result of the acquisition.

(ii)	The Taller business line is specifically excluded from the acquisition.

(iii)	As part of the acquisition, Vitro will retain all liabilities for retired employees included in the Crisa unfunded pension plans.

(iv)	As part of the acquisition, Vitro will transfer certain land and warehouse equipment to Crisa that is currently leased by Crisa. The additional depreciation expense related to the warehouse equipment is included in the depreciation adjustment (see (vi) below).

(v)	Elimination of technical assistance fees charged to Crisa by Libbey.

(vi)	The depreciation adjustment is for step acquisition accounting and the estimated fair value reduction of fixed assets. Due to the planned production capacity realignment, fixed assets will be written down.

(vii)	The General Manager of Crisa will be transferred to Vitro and Crisa will pay $500 per year for three years for General Manager services. The General Manager’s historical salary is approximately $1,000 per year. Once the transition services agreement ends, the scope of the General Manager position will be reduced and is not expected to carry an equivalent salary.

(viii)	The 1.5% management fee levied against Crisa revenue by Vitro will be eliminated as a result of the termination of certain contracts resulting from the acquisition. Vitro will no longer have an equity interest in Crisa as a result of the acquisition and will only provide certain transition services as previously described.

(ix)	Amortization of intangibles related to patents, customer relationships and non-compete agreements acquired as a result of the acquisition. Trademark and tradenames are indefinite lived intangible assets and not subject to amortization.

(x)	Elimination of Libbey’s 49% equity earnings in Crisa. As a result of the acquisition, Libbey will own 100% of Crisa and there will be no equity earnings in Crisa.

(xi)	Fees charged by Vitro to guarantee a portion of the Crisa debt will be eliminated as a result of the acquisition.

(xii)	Pro forma adjustments applicable to Libbey are tax effected using Libbey’s weighted average statutory tax rate of 35.6%. Crisa pro forma adjustments are tax effected using the Mexican statutory tax rates of 30% and 29% for 2005 and 2006, respectively. For the last twelve months ended March 31, 2006, a blended Mexican statutory tax rate of 29.75% was applied.

(d)	Reflects the pro forma net change to interest expense (and related tax on the interest expense adjustment) as a result of the acquisition and refinancing:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

New interest expense:
Senior secured notes(i)	$36,000	$9,000	$9,000	$36,000
Senior subordinated secured pay-in-kind notes(ii)	16,640	4,160	4,160	16,640
New senior secured credit facility(iii)	2,142	536	536	2,142
Commitment fee on unused amount(iv)	278	69	69	278
Fees on outstanding letters of credit(v)	147	37	37	147
Amortization of capitalized financing costs and original issuance discount on senior subordinated secured pay-in-kind notes(vi)	3,180	795	795	3,180

Total pro forma interest expense on new borrowings	58,387	14,597	14,597	58,387
Less: historical interest expense on borrowings repaid in conjunction with the transactions and related amortization of deferred financing fees:
Libbey	16,465	3,610	4,069	16,924
Crisa	8,549	1,565	2,410	9,394

Adjustment to interest expense	$33,373	$9,422	$8,118	$32,069

(i) Represents interest on the senior secured notes, which is calculated as follows:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Estimated outstanding balance	$300,000	$300,000	$300,000	$300,000
Assumed interest rate — 6 month LIBOR plus 675 bps	12.0%	12.0%	12.0%	1 2.0%
Portion of year not outstanding	1.00	0.25	0.25	1.00

Calculated interest	$36,000	$9,000	$9,000	$36,000

For each 0.25% change in the interest rate on the senior secured notes, our interest expense would change by $750 per annum.

(ii) Represents interest on the senior subordinated secured pay-in-kind notes, which is calculated as follows:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Estimated outstanding balance	$100,000	$100,000	$100,000	$100,000
Assumed interest rate	16.0%	16.0%	16.0%	16.0%
Portion of year not outstanding	1.0	0.25	0.25	1.00

Calculated interest	$16,640	$4,160	$4,160	$16,640

Interest rate is paid-in-kind and compounded semi-annually, initially starting at 16.0%. For each 0.25% change in the interest rate on the senior subordinated secured pay-in-kind notes, our interest expense would change by $250 per annum.

(iii) Represents interest on our new senior secured credit facility, which is calculated as follows:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Estimated outstanding balance	$30,600	$30,600	$30,600	$30,600
Assumed interest rate— 3 month LIBOR plus 175 bps	7.0%	7.0%	7.0%	7.0%
Portion of year not outstanding	1.0	0.25	0.25	1.00

Calculated interest	$2,142	$536	$536	$2,142

(iv)	Represents commitment fee charges on unused portion of our new senior secured credit facility, which is calculated as follows:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Estimated average unused portion of new senior secured credit facility	$111,000	$111,000	$111,000	$111,000
Commitment fees	0.25%	0.25%	0.25%	0.25%
Portion of year not outstanding	1.0	0.25	0.25	1.00

Calculated commitment fees	$278	$69	$69	$278

(v)	Represents fees on outstanding letters of credit, which are calculated as follows:

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Outstanding letters of credit	$8,400	$8,400	$8,400	$8,400
Fees on letters of credit (175 bps)	1.75%	1.75%	1.75%	1.75%
Portion of year not outstanding	1.0	0.25	0.25	1.00

Calculated letters of credit fees	$147	$37	$37	$147

(vi)	Reflects amortization of capitalized financing costs over the term of the new financing arrangements and amortization of original issue discount on the senior subordinated secured pay-in-kind notes, which are calculated as follows:

	Capitalized	Period of
	costs	amortization

Senior secured notes	$9,750	5 years
Senior subordinated secured pay-in-kind notes	3,250	5.5 years
New senior secured credit facility	1,000	4.5 years

Total capitalized financing costs	$14,000

Original issuance discount on senior subordinated secured pay-in-kind notes	$2,294	5.5 years

(e)	Reflects interest income and the elimination of fees charged by Vitro to guarantee a portion of the Crisa debt.

		Three	Three	Twelve
		months	months	months
	Year ended	ended	ended	ended
	December 31,	March 31,	March 31,	March 31,
	2005	2005	2006	2006

Total pro forma interest expense on new borrowings	$58,387	$14,597	$14,597	$58,387
Libbey interest income	1,210	232	461	1,439
Crisa interest income	126	10	42	158

Total Interest Income	1,336	242	503	1,597
Less: guarantee fees(c)(xi)	676	169	169	676

Interest expense—net	$56,375	$14,186	$13,925	$56,114